                                                                           [CSS]


               FOURTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT


         This FOURTH AMENDMENT (this "Amendment"), dated as of June 1, 2004, is among CSS FUNDING LLC, a Delaware limited liability company, as seller (the "Seller"), CSS INDUSTRIES, INC., a Delaware corporation ("CSS"), as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the "Servicer"), MARKET STREET FUNDING CORPORATION, a Delaware corporation (together with its successors and permitted assigns, the "Issuer"), and PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC"), as administrator (in such capacity, together with its successors and assigns in such capacity, the "Administrator").

                                    RECITALS

         1. The Seller, the Servicer, the Issuer and the Administrator are parties to the Receivables Purchase Agreement, dated as of April 30, 2001 (as amended, supplemented or otherwise modified from time to time, the "Agreement").

         2. The Seller, the Servicer, the Issuer and the Administrator desire to amend the Agreement as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         SECTION 1. Amendments to the Agreement.

         1.1 Clause (a) of Section 1.2 of the Agreement is hereby amended by deleting the phrase "two Business Days" therein and substituting the phrase "one Business Day" therefor.

         1.2 Clause (d)(i) of Section 1.2 of the Agreement is hereby amended by adding the phrase "(excluding Sold Receivables)" immediately following the phrase "all Pool Receivables" therein.

         1.3 Clause (f)(i) of Section 1.4 of the Agreement is hereby amended and restated in its entirety as follows:

         the Seller shall give the Administrator and the Servicer written notice in the form of Annex C (A) at least one Business Day prior to the date of such reduction for any reduction of Capital less than or equal to $20,000,000, (B) at least two Business Days prior to the date of such reduction for any reduction of Capital greater than $20,000,000 and less than or equal to $40,000,000 and (C) at least three Business Days prior to the date of such reduction for any reduction of Capital greater than $40,000,000 in each case such notice shall include the amount of such proposed reduction and the proposed date on which such reduction will commence;


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         1.4 A new Section 1.10 is hereby added to the Agreement, to be and to read as follows:

                  Section 1.10 Converted Receivables. (a) The Servicer may from time to time convert certain Delinquent Receivables (which Delinquent Receivables the Servicer shall have identified in a written notice to the Administrator) from accounts receivable to notes receivable and in conjunction with such conversion otherwise modify the terms of such Delinquent Receivable (the "Converted Receivables"); provided, however,
         (i) the aggregate Outstanding Balance of Converted Receivables shall not exceed (a) if Capital is greater than $0, 5.0% of the Outstanding Balance of all Receivables or (b) if Capital equals $0, $10,000,000 and
         (ii) the cumulative amount of Converted Receivables over the last twelve months shall not exceed $15,000,000, in each case as calculated at the time of such conversion; provided, further, the Servicer shall deliver a pro forma Information Package representing the performance of the Receivables Pool for the calendar month preceding such conversion and showing that after giving effect to such conversion the aggregate outstanding Capital of the Purchased Interest will not exceed 100%. Any Converted Receivable shall (i) be a Delinquent Receivable for all purposes of each Transaction Document and (ii) continue to age from the date of the pro forma Information Package described in the preceding sentence.

                  (b) At its expense, the Seller shall mark (or cause the Servicer to mark) the note evidencing any Converted Receivable with the following legend (or the substantive equivalent thereof): "A purchase of or security interest in this note will violate the rights of PNC Bank, National Association, as secured party for the benefit of Market Street Funding Corporation under the Receivables Purchase Agreement dated as of April 30, 2001 (as amended, restated, supplemented or otherwise modified from time to time), among CSS Funding Corporation, as seller, CSS Industries, Inc., as initial servicer, Market Street Funding Corporation and PNC Bank, National Association, as administrator."

         1.5 A new Section 1.11 is hereby added to the Agreement, to be and to read as follows:

                  Section 1.11 Sold Receivables. The Seller may from time to time sell certain Receivables (which Receivables the Seller shall have identified in a written notice to the Administrator and the sale of which the Administrator shall have consented to in writing in substantially the form attached as Annex D) to an unrelated third party (the "Sold Receivables"); provided, however, (i) the aggregate Outstanding Balance of any Receivables being sold on any one day shall not exceed $10,000,000 and (ii) the cumulative amount of Sold Receivables over the last twelve months shall not exceed $15,000,000, in each case as calculated at the time of such sale; provided, further, the Servicer shall deliver a pro forma Information Package representing the performance of the Receivables Pool for the calendar month preceding such sale and showing that after giving effect to such sale the aggregate outstanding Capital of the Purchased Interest will not exceed 100%. Any Sold Receivable shall be a Defaulted Receivable for all purposes of each Transaction Document.



                                      -2-
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         1.6 The proviso in Section 4.2(a) of the Agreement is hereby amended by deleting the phrase "for purposes of this Agreement" therein and substituting the phrase "for purposes of this Agreement and except as otherwise permitted in
Section 1.10" therefor.

         1.7 Clause (m) of the definition of "Eligible Receivable" set forth in
Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

                  (m) that is neither a Defaulted Receivable, a Converted Receivable, a Sold Receivable or a Delinquent Receivable,

         1.8 Clause (a) of the definition of "Facility Termination Date" set forth in Exhibit I to the Agreement is hereby amended by deleting the date "July 26, 2004" therein and substituting the date "July 25, 2009" therefor.

         1.9 The definition of "Paper Magic" set forth in Exhibit I to the Agreement is hereby amended by deleting the phrase "The Paper Magic Group, Inc." therein and substituting the phrase "Paper Magic Group, Inc. (f/k/a The Paper Magic Group, Inc.)" therefor.

         1.10 The definition of "Purchase Limit" set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

                  "Purchase Limit" means (a) $100,000,000 for the period from July 26 of each year from 2004 through 2008 through January 31 of each such following year and (b) for the period from February 1 through July 25 of each year from 2005 through 2009, $25,000,000, in each case as such amount may be reduced pursuant to Section 1.1(b) of the Agreement. References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit minus the then outstanding Capital.

         1.11 Paragraphs 1(d) and (e) of Exhibit IV to the Agreement are hereby amended by deleting the phrase "The Seller shall" therein and substituting the phrase "Except as otherwise permitted under Section 1.11, the Seller shall" therefor.

         1.12 Paragraph 1(e) of Exhibit V to the Agreement is hereby amended by adding the phrase "except as otherwise permitted under Section 1.11," immediately at the beginning thereof.

         1.13 A new Annex D is hereby added to the Agreement, to be and to read as set forth in Annex D attached hereto.

         SECTION 2. Conditions to Effectiveness.

         This Amendment shall become effective as of July 26, 2004 subject to the condition precedent that the Administrator shall have received the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Administrator), in form and substance satisfactory to the Administrator:

                  (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; and

                  (b) such other documents and instruments as the Administrator may reasonably request.

         SECTION 3. Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "the Receivables Purchase Agreement", "this Agreement", "hereof", "herein", or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

         SECTION 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         SECTION 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflict of laws principles.

         SECTION 6. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.



                           [SIGNATURE PAGES TO FOLLOW]





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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                       CSS FUNDING LLC


                                           By:   _______________________________
                                                 Name: _________________________
                                                 Title: ________________________



                                       CSS INDUSTRIES, INC.


                                           By:   _______________________________
                                                 Name: _________________________
                                                 Title: ________________________






                                       S-1         Fourth Amendment to RPA (CSS)

                                       BERWICK OFFRAY LLC
                                       (f/k/a Berwick Industries LLC),
                                       as a Subservicer


                                           By:   _______________________________
                                                 Name: _________________________
                                                 Title: ________________________



                                       CLEO INC,
                                       as a Subservicer


                                           By:   _______________________________
                                                 Name: _________________________
                                                 Title: ________________________



                                       LION RIBBON COMPANY, INC.,
                                       as a Subservicer


                                           By:   _______________________________
                                                 Name: _________________________
                                                 Title: ________________________



                                       PAPER MAGIC GROUP, INC.
                                       (f/k/a The Paper Magic Group, Inc.),
                                       as a Subservicer


                                           By:   _______________________________
                                                 Name: _________________________
                                                 Title: ________________________


                                       S-2         Fourth Amendment to RPA (CSS)

                                       MARKET STREET FUNDING CORPORATION


                                           By:   _______________________________
                                                 Name: _________________________
                                                 Title: ________________________













                                       S-3         Fourth Amendment to RPA (CSS)

                                       PNC BANK, NATIONAL ASSOCIATION,
                                       as Administrator


                                           By:   _______________________________
                                                 Name:__________________________
                                                 Title:_________________________


















                                       S-4         Fourth Amendment to RPA (CSS)

                                                                         ANNEX D


                         NOTICE, CONSENT AND ASSIGNMENT
                         ------------------------------



         Reference is made to (i) the Receivables Purchase Agreement, dated as of April 30, 2001 (as the same may be amended, supplemented, amended and restated or modified from time to time, the "Receivables Purchase Agreement"), among CSS Funding LLC ("Funding"), CSS Industries, Inc. ("CSS"), Market Street Funding Corporation ("MSFC") and PNC Bank, National Association (the "Administrator") and (ii) the Purchase and Sale Agreement, dated as of April 30, 2001 (as the same may be amended, supplemented and restated or otherwise modified from time to time, the "Purchase and Sale Agreement"), between CSS, the Originators signatory thereto and Funding. Unless otherwise defined herein, capitalized terms used herein have the meanings provided in Appendix A to the Receivables Purchase Agreement.

         Funding is the owner of certain Receivables with respect to which [Customer] ("[Customer]") is the Obligor (the "[Customer] Receivables"). [[Customer] is the debtor in a Chapter 11 bankruptcy proceeding that was commenced on [Date] in the United States Bankruptcy Court for the District of [Court](Case No. _________).] The [Customer] Receivables consist of approximately $_________ of Receivables generated out of sales made by the Originators to [Customer] before [Date].

         Based on available information, Funding believes that there is great uncertainty as to what portion, if any, of the [Customer] Receivables Funding will be able to collect from [Customer]. In order to maximize collection of the [Customer] Receivables, Funding desires to sell and assign all of its right, title and interest in and to the [Customer] Receivables to third party investors (the "Purchasers") for a consideration equal to that amount set forth in that certain [trade confirmation/agreement], dated as of [Date] between CSS Funding, LLC assignee of [Originator] and [Buyer] (the "Consideration"). The Purchasers are not in any way related to or affiliated with Funding.

         The sale of the [Customer] Receivables satisfies the requirement of
Section 1.11 of the Receivables Purchase Agreement. Attached is the pro forma Information Package required by Section 1.11 of the Receivables Purchase Agreement.

         At the request of Funding, the Administrator and MSFC, pursuant to
Section 1.11 of the Receivables Purchase Agreement, hereby consent to the sale of the [Customer] Receivables by Funding to the Purchasers. The Consideration received by Funding in connection with the sale of the [Customer] Receivables shall be applied as Collections in accordance with applicable provisions of the Receivables Purchase Agreement and the other Transaction Documents.

         By execution of this Notice, Consent and Assignment, the Administrator and MSFC hereby sell, assign and transfer unto Funding and its successors and assigns all of their right, title and interest, and release any security interest, of the Administrator and MSFC in and to the following:

                                   Annex D-1

                  (a)    each [Customer] Receivable;

                  (b) All rights to all Related Security relating to any [Customer] Receivables;

                  (c) all monies due or to become due with respect to any of the foregoing, save and except for the Consideration to be paid by the Purchasers to Funding in respect of the [Customer] Receivables;

                  (d) all books and records related exclusively to any of the foregoing; and

                  (e) all proceeds thereof (as defined by the UCC) received on or after the date hereof including, without limitation, all funds which either are received by Funding or the Servicer from or on behalf of [Customer] in payment of any amounts owed (including, without limitation, finance charges, interest and all other charges) in respect of the [Customer] Receivables, or are applied to such amounts owed by [Customer] (including without limitation, insurance payments, if any, that Funding or the Servicer applies in the ordinary course of its business to amounts owed in respect of any [Customer] Receivable), excluding, however, the Consideration to be paid by the Purchasers to Funding with respect to the [Customer] Receivables.


         THIS NOTICE, CONSENT AND ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]







                                   Annex D-2

         IN WITNESS WHEREOF, the undersigned has caused this Notice, Consent and Assignment to be duly executed and delivered by its duly authorized officer this ______ day of ________.



                                           CSS FUNDING LLC

                                           By:________________________________

                                           Title:_____________________________



                                           Consented and Agreed:

                                           MARKET STREET FUNDING
                                           CORPORATION

                                           By:________________________________

                                           Title:_____________________________



                                           PNC BANK, NATIONAL ASSOCIATION

                                           as Administrator

                                           By:________________________________

                                           Title:_____________________________




                                   Annex D-3